EXHIBIT 10.4

                                  OFFICE LEASE

THIS LEASE is made between Edward M. Sellian hereafter called "Lessor", whose address for purposes of notice under this lease is 6794 SE Isle Way, Stuart, Florida 34996, and Clements Citrus Sales of Florida, hereafter called "Lessee,"whose address for purposes of notice under this lease is 3125 SW Mapp Road, Palm City Florida, 34990

The parties agree as follows:

     1. AGREEMENT TO LEASE: DESCRIPTION OF THE PROPERTY. The Lessor leases to the Lessee, and the Lessee rents from the Lessor, the following described commercial space (hereinafter called the "premises"):

           The office space located at 32C Osceola Street, Stuart, Florida, containing approximately 1, 950 square feet of leaseable space.

     2. TERMS OF LEASE: The term of this lease shall be a period of one year, commencing on June 1, 1999, and ending at 12:00 midnight on May 31, 2000. Provided, however, that the Lessee shall have the right to renew this lease for an additional term of two years, on like terms and conditions, by delivering a written notice of intention to renew lease to Lessor no later than 90 days from the end of the term.

     3. RENTAL. Lessee shall pay to Lessor as rental at the address set forth above, or at any other address that Lessor may designate, the minimum annual rent of $22,800.00, plus applicable sales tax, in lawful money of the United States of America. The minimum annual rental shall be payable as follows and shall be paid in advance on the 1st day of each calendar month during the term of this lease and any renewal of it.

           June 1, 1999                                               .00
           July 1, 1999                                       1500.00
           Aug 1, 1999                                        1500.00
           Sept - Dec 1999                                    2200.00
           Jan - May 20, 2000                                 2200.00

If any payment is not received by Lessor by 12:00 midnight on the 10th day following the day on which payment is due, a late fee equal to 5% of the delinquent payment shall be due from Lessee to Lessor as additional rent.

     4. TAXES. Lessor shall be responsible for all municipal, county, or state taxes assesses during the term of this lease on the leased real property. Lessee agrees to pay any taxes levied against the personal property and trade fixtures of the Lessee in or about the premises, provided however, that if any such taxes of Lessee are levied against Lessor or Lessor's property, or if the assesses value of Lessor's property is increased by the inclusion of the value placed on Lessee's property and Lessor pays those taxes, Lessee, on demand, shall reimburse Lessor for all taxes actually paid on Lessee's behalf.



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     5. COMMON AREA. Common Areas shall mean all parking areas, sidewalks, entry areas, curbs, walkways, drainage facilities, landscaped areas, common restrooms (if any), outside lighting, or other areas or facilities available for the common use or benefit of Lessees or customers of the building or complex in which the premises are located. Lessor shall, subject to normal wear and tear and events beyond its reasonable control, maintain during the term of this Lease the Common Areas in good order and repair. The Common Areas shall be subject to the exclusive control and management of Lessor and Lessor shall have the right to establish, modify, change and enforce from time to time rules and regulations with respect to the Common Areas so long as such rules are not discriminatory against Lessee, and Lessee agrees to abide by and conform with such rules and regulations. Lessor reserves the right at any time during the term of this Lease to predesignate, alter, modify, expand, reduce and to change the Common Areas on either a temporary or permanent basis.

     In addition to th premises, Lessee shall have the right to nonexclusive use of the Common Areas. Lessee shall be permitted the exclusive use of one double parking space and one single parking space in the Office building parking lot. Lessor may institute a system off authorization stickers or tags. No spaces may be marked or signed by Lessee without Lessor's prior written consent.

     6. SUBORDINATION. This Lease and all rights of Lessee under it are and shall be subject to and subordinate to the rights of any mortgage holder now or hereafter having a security interest in the leased premises or any other encumbrances Lessor desires to place on the property.

     7. LESSEE'S COVENANTS. Lessee further covenants and agrees as follows:

           a. To pay the rent and every installment of it when it comes due; to use the premises in a careful and proper manner; to commit or permit no waster or damages to the premises; to conduct or permit no business or act that is a nuisance or may be in violation of any federal, state, local law or ordinance; to surrender the premises on expiration or termination of this lease in clean condition and good repair, normal wear and tear excepted, provided, however, that all alterations, additions, and improvements permanently attached and made by Lessee, its successors, subleases, and assigns, movable furniture , equipment, supplies, inventory, and special air-conditioning equipment installed by Lessee) shall become and remain property of Lessor on the termination of Lessee's occupancy of the premises. Lessee shall not make any use of the premises which would make void or voidable any policy of fire or extended coverage insurance, or cause an increase in the cost thereof, covering the premises.

           b. To repair, service, keep and maintain the interior of the premises, including all wiring, piping, fixtures, doors, equipment and appurtenances in good and substantial repair excepting ordinary wear and tear during the entire term of this Lease. Lessee agree t make such repairs promptly as they may be needed at Lessee's expense. Lessee shall be responsible for any security monitoring of the Premises.

           c. To pay all costs of fuel, electricity, garbage, telephone, and all other utilities used on the premises. All those amounts shall be paid within ten days of becoming due.

           d. To maintain at all times during the lease term, at Lessee's cost, a comprehensive public liability insurance policy protecting Lessor against all claims or demands that may arise or be claimed on account of Lessee's use of the premises, in an amount of at lest $1,000,000.00 for injuries to


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persons in one  accident  $1,000,000.00  for  injuries  to any one  person,  and
$500,000.00 for damages to property. The insurance shall be written by a company or companies acceptable to Lessor, authorized to engage in the business of general liability insurance in the State of Florida. Lessee shall deliver to Lessor annual certificates demonstrating that insurance is paid up. If Lessee fails to furnish policies or certificates showing policies to paid in full as provided in this lease, Lessor may obtain the insurance, and the premiums on that insurance will be deemed additional rental to be paid by Lessor on demand.

           e. To prohibit and refrain from engaging or in or in allowing any use of leased premises that will increase Lessor's premiums for insurance on the building without the express written consent of Lessor.

           f. To indemnify and hold harmless Lessor and the leased premises from all costs, losses, damages, liabilities, expenses, penalties, and fines whatsoever that may arise from or be claimed against Lessor or the leased premises by any person or persons for any injury to person or property or damage of whatever kind or character arising from: the use or occupancy of the leased premises by Lessee; from any neglect or fault of Lessee or the agents and the employees of Lessee in using and occupying the premises, Lessee agrees that Lessee or any other person on the premises will defend it. Pay whatever judgments may be recovered against Lessor or against the premises on account of it and pay for all attorneys' fees in connection with it, including attorneys' fees on appeal.

           g. To make no major alterations in or additions or improvements to; install any permanently affixed equipment in, or maintain signs advertising its business on the premises without, in each case, obtaining written consent of Lessor, which consent shall not be unreasonably withheld. If any alterations, additions, or improvements in or to the premises are made necessary by reason of the special use and occupancy of the premises by Lessee, Lessee agrees that Lessee will make all such alterations, additions, and improvements in or to the premises at its own expense (or, if applicable, within the Lessor's approved renovation/build out budget) and in compliance with all building costs, ordinances, and governmental regulations pertaining to such work, use, or occupancy. Lessee agrees that Lessee will hold Lessor harmless against all expenses, liens, claims, and damages to either property or person that may or might arise because any repairs, alterations, additions or improvements are made.

           h. To permit Lessor to enter, inspect, and make such repairs to the leased property as Lessee may reasonable desire, at all reasonable times, and to permit Lessor to put on the leased premises a notice that Lessee may not remove stating that premises are for rent one month preceding the expiration of this lease.

           i. To not assign the Lease nor any right hereunder, not let or sublet all or part of the premises, nor suffer or permit any person or corporation to use any part of the premises, nor suffer or permit any person or corporation to use any part of the premises, without first obtaining the express prior written consent of Lessor, which consent shall not be unreasonably withheld. Should Lessor consent to such assignment of this Lease, or to a sublease, Lessee shall guarantee payment of all rent herein reserved until the expiration of the term hereof and no failure of Lessor to promptly collect from any assignee or sublessee shall release or relieve Lessee from its guaranty or obligation of payment of such rents, provided that the Lessor shall have a duty to mitigate damages. The consent by Lessor to any assignment or subletting shall not constitute a waiver of the necessity for such consent to any subsequent attempted assignment or subletting. Each assignment or subletting to which there has


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been consent by Lessor shall be by instrument in writing,  in form  satisfactory to Lessor, and shall be executed by the Lessee and assignee or sublease, and the assignee or sublease shall agree in writing for the benefit of Lessor to assume, and be bound by, and perform the terms, covenants and conditions of this Lease. An executed copy of such written instrument shall be delivered to Lessor. Upon any assignment, the term "Lessee" as used in this Lease shall thereafter refer to both the assignor and the assignee.

     (8) LESSOR'S COVENANTS. Lessor covenants and agrees as follows:

           a. To warrant and defend Lessee in the enjoyment and peaceful possession of the premises during the aforesaid term.

           b. To maintain the exterior walls (including storefronts, glass, plate glass, doors and painting) in good structural repair, to keep the roof of the building watertight, and to maintain all plumbing and sprinkler systems in or about the premises. Lessor shall not be liable for or required to make any repairs, or perform any maintenance, to or upon the premises which are required by, related to or which arise out of negligence, fault, misfeasance or malfeasance of any by Lessee, its employees, agent, invitees, licensees or customers, in which event Lessee shall be solely responsible therefor; and if such repairs are undertaken by Lessor, it shall be solely at the expense of Lessee and Lessee shall pay said reasonable amounts within 30 days of receipt of billing therefor.

           c. If the premises are destroyed or so damaged by fire, casualty, or other disaster that they become untenantable, Lessor will have the right to render the premises tenantable by repairs within 90 days from the date of damage with reasonable additional time, if necessary, for Lessor to adjust the loss with insurance companies insuring the premises, or for any other delay occasioned by conditions beyond the control of Lessor. Id the premises are not rendered tenantable within that time, either party will have the right to terminate this lease by written notice to the other. In the event of such termination, the rent shall be paid only to the date of the damage. If the lease is not terminated, rent nevertheless shall be abated during the period of time from the date of damage to date of physical occupancy by Lessee or date of complete restoration, whichever occurs first.

           d. Lessor will not rent any space in the Office Building to any competing firms without
Lessee's prior written consent.

     9. DEFAULT IN PAYMENT OF RENT. If any rent required by this lease is not paid when due, Lessor will have the option after five days written notice to Lessee to:

           a. Terminate this lease, resume possession of the property, and recover immediately from Lessee the difference between the rent specified in the lease and the fair rental value of the property for the remainder of the term, reduced to present worth and after consideration for mitigation of damages; or
           b. Resume possession and release or rent the property for the remainder of the term for the account of Lessee and recover from Lessee at the end of the term or at the time each payment of rent comes due under this lease, whichever Lessor may choose, the difference between the rent specified in the lease and the reasonable rent received on the releasing or renting.

     10. DEFAULTS OTHER THAN RENT. If either Lessor or Lessee fails to perform or breaches any agreement on this lease other than the agreement of Lessee to pay rent, and this failure


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or breach continues for ten days after a written notice  specifying the required performance has been given to the party failing to perform, (a) the party giving notice may institute action in a court of competent jurisdiction to terminate this lease or to complete performance of the agreement, and the losing party in that litigation shall pay the prevailing party all expenses of the litigation, including reasonable attorneys' fees or (b) Lessor or Lessee may, after 30 days written notice to the other, comply therewith or correct any such breach, and the costs of that compliance shall be payable on demand.

     11. INSOLVENCY, BANKRUPTCY, ETC. OF LESSEE. If Lessee is declared insolvent or adjudicated a bankrupt; if Lessee makes an assignment for the benefit of creditors; if Lessee's leasehold interest is sold under execution or a trustee in bankruptcy; or if a receiver is appointed for Lessee, Lessor, without prejudice to its rights hereunder and at its option, may after reasonable notice terminate this lease and retake possession of the premises.

     12. ELECTION BY LESSOR NOT EXCLUSIVE. The exercise by Lessor of any right or remedy to collect rent or enforce its rights under this lease will nor be a waiver or preclude the exercise of any other right or remedy afforded Lessor by this lease agreement or by statute or law. The failure of Lessor in one or more instances to insist on strict performance or observations of one or more of the covenants or conditions of this lease or to exercise any remedy, privilege, or option conferred by this lease on or reserved to Lessor shall not operate or be construed as a relinquishment on future waiver of the covenant or condition or the right to enforce it or to exercise that privilege, option, or remedy, that right shall continue in full force and effect. The receipt by Lessor of rent or any other payment or part of payment required to be made by the Lessee shall not act to waive any other additional rent or payment then due. Even with the knowledge of the breach of any covenant or condition of this lease, receipt will not operate as or be deemed to be a waiver of this breach, and no waiver by Lessor of any of the provisions of this lease, or any of Lessor's rights, remedies, privileges, or options under this lease, will be deemed to have been made unless made by Lessor in writing.

           No surrender of the premises for the remainder of the terms of this lease will be valid unless accepted by Lessor in writing. Lessee will not assign nor sublet this lease without Lessor's prior written consent, which consent shall not be unreasonably withheld. No assignment or sublease will relieve the assignor or sub lessor of any obligation under this lease. Both assignee or sublessee, by assuming such status, will become obligated to perform every agreement of this lease to be performed by Lessee, except that a sublessee shall be obligated to perform every agreements only insofar as they relate to the subleased part of the property and the rent required by the sublease. Sublessee will be obligated to pay rent directly to Lessor only after Sublessor's default in payment and written demand from Lessor to Sublessee to pay rent directly to Lessor.

     13. SUBORDINATION; NON-DISTURBANCE; RIGHTS OF SECURITY INSTRUMENT HOLDER.

           A. Subordination. All rights and interests of Lessee hereunder are and shall be and remain subject, subordinate and inferior to all mortgages, trust deeds, ground leases or security instruments (all of which shall be referred to herein as "Security Instrument"), heretofore or hereafter given and encumbering the premises, or any part thereof, and shall likewise be subordinate and inferior to all renewals, modifications, consolidations, replacements and extensions of any such Security Instrument, and the right of the holder of any such Security Instrument shall at all times be and remain prior and superior to all rights and interests of lessee. This provision shall operate as a


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subordination  agreement with respect to all such Security  Instruments  and all renewals, modifications, consolidations, replacements and extensions thereof. If the holder of any such Security instrument or any person, firm or corporation agreeing to make a loan secured by a Security Instrument on the premises shall require confirmation of any subordination for which provision is herein made or a separate subordination agreement with respect to any transaction.
Lessee shall execute such confirmation, estoppel certificate or subordination agreement in the form required by and limited to such Security Instrument holder or other person, firm or corporation agreeing or proposing to make a loan secured by a Security Instrument on the premises, and the execution of the same shall not diminish or affect the liability of Lessee hereunder or any other party responsible for or guaranteeing the obligations of Lessee under this Lease. In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any Security Instrument, made by Lessor covering the premises, Lessee shall attorn to the Security Instrument Holder or purchaser upon any such foreclosure or sale and recognize such purchaser as the Lessor under this Lease.

           B. Non-Disclosure. Notwithstanding the provisions of subparagraph A herein, provided that Lessee is current in payment of rent and is not otherwise in default under the terms of this Lease, and upon attornment to Security Instrument Holder, Lessee's rights to peaceful occupation and possession of the premises will not be disturbed for its terms under this Lease.

           C. Rights of Security Instrument Holder. In the event that a Security Instrument Holder or third party should take title to the Office Building through foreclosure or otherwise as a result of the default of Lessor, then in that event the Security Instrument Holder or third party title holder shall not
i) be liable for a prior act or default of Lessor and will nor be subject to any defense or offsets available to Lessee as against Lessor ii) be liable for any construction obligations of Lessor, involving any expansion or rehabilitation of existing improvements nor for renovations following a taking or occurrence of a casualty; iii) be liable for any prepaid rent or deposits paid by Lessee except to the extent same are actually received by Security Instrument Holder; iv) be liable for any modification of the Lease after initial execution of the Lease except where approved by Security Instrument Holder.

           So long as the Office Building is subject to the lien of a Security Instrument then this lease and Lessee's tenancy will remain in full force and effect notwithstanding; i) and delay or omission by the Security Instrument holder in exercising, or any waiver by the Security Instrument holder of, any right or remedy under the mortgage or the nore which it secures ii) any amendment of, or supplement to the note or mortgage which does not affect any rights of Lessee under the lease; or iii) any bankruptcy, receivership, consolidation, reorganization, dissolution, liquidation or similar proceeding with respect to Lessor. Further, notwithstanding anything herein to the contrary, this Lease shall remain in full force and effect and Lessee's obligations hereunder shall not be modified, impaired, or diminished notwithstanding the fact that the Security Instrument Holder may have acquired title through a foreclosure or conveyance in lieu of foreclosure, provided only that the Lessor (or the Security Instrument Holder as successor in interest to the Lessor) is performing the obligations required of the Lessor hereunder.

           D. Estoppel Letters. Lessee agrees to provide to Lessor, proposed purchaser, any Security Instrument Holder, or third party taking title to the office Building through foreclosure, within ten (10) days of their written request to Lessee, an estoppel certificate certifying that this Lease is unmodified and in full force and effect, or that the lease is in full force and effect as modified, and


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stating the modifications. Such estoppel certificate shall also state the amount of monthly rent, the dates to which the rent has been paid in advance, the amount of any security deposit or prepaid rent, and shall be in form reasonably satisfactory to the requesting party hereunder.

     14. ENVIRONMENTAL MATTERS.

           A. Hazardous Substances. The term "Hazardous Substances" as used in this Lease, shall include, without limitation, flammables, explosives, radioactive materials, asbestos, polychlorinated biphenyl's (PCBs), chemicals known to cause cancer or reproductive toxicity, pollutants, contaminants, hazardous wastes, toxic substances or related materials, petroleum and petroleum products, and substances declared to be hazardous or toxic under any law or regulation now or hereafter enacted or promulgated by any governmental authority.

           B. Lessee's Restrictions.  Lessee shall not cause or permit to occur:

                         (i) Any  violation of any federal, state, or local law,
ordinance, or regulation now or hereafter enacted, related to environmental conditions on, under, or about the premises, or arising from Lessee's use or occupancy of the premises, including, but not limited to, soil and ground water conditions: or

                       (ii) The use, generation, release, manufacture, refining, production, processing, storage, or disposal of any Hazardous Substance on, under, or about the premises, or the transportation to or from the premises of any Hazardous Substance, except as specifically disclosed in this lease.

           C.  Environmental Clean up.

                         (i) Lessee shall,  at Lessee's own expense, comply with
all laws regulating the use, generation, storage, transportation, or disposal of Hazardous Substances ("Laws").

                         (ii) Lessee  shall, at  Lessee's  own expense, make all
submissions to, provide all information required by, and comply with all requirements of all governmental authorities (the "Authorities") under the Laws.

                         (iii) Should any  Authority  or  any third party demand
that a cleanup plan be prepared and that a clean-up be undertaken because of any deposit, spill, discharge, or other release of Hazardous Substances that occurs during the term of this Lease, at or from the premises resulting from Lessee's occupation of the premises, then Lessee shall, at Lessee's own expense, prepare and submit the required plans and all related bonds and other financial assurances; and Lessee shall carry out all such cleanup plans.

                         (iv) Lessee  shall  promptly  provide  all  information
regarding the use, generation, storage, transportation, or disposal of Hazardous Substances that is requested by Lessor. If Lessee fails to fulfill any duty imposed under this paragraph within a reasonable time, Lessor may do so; and in such case, Lessee shall cooperate with Lessor in order to prepare all documents Lessor deems necessary or appropriate to determine the applicability of the laws to the premises and Lessee's use thereof and for compliance therewith, and Lessee shall execute all documents promptly upon Lessor's request. No such action by Lessor and no attempt made by Lessor to mitigate damages under any law shall constitute a waiver of any of Lessee's obligations under this paragraph.


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                         (v) Lessee's Indemnity.

               (a) Lessee shall indemnify, defend, and hold harmless Lessor, the manager of the property, and their respective officers, directors, beneficiaries, shareholders, partners, agents, and employees from all fines, suits, procedures, claims and actions of every kind, and all costs associated therewith (including attorneys' and consultants' fees) arising out of or in any way connected with any deposit, spill, discharge, or other release of Hazardous Substances that occurs during the term of this Lease, at or from the premises which arises at any time from Lessee's use or occupancy of the premises, or from Lessee's failure to provide all information, make all submissions, and take all steps required by all authorities under the laws and all other environmental laws.

             (b) Lessee's obligations and liabilities under this paragraph shall survive the expiration of this Lease.

     15. RADON DISCLOSURE. Florida law requires the following statement in connection with the lease of any building in Florida: "Radon Gas Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit".

     16. ADDRESSES FOR PAYMENTS AND NOTICES. Rent payments and notices to Lessor shall be mailed or delivered to the address set forth on the first page of this lease, unless Lessor advises Lessee differently in writing.

     Notices to Lessee may be mailed or delivered to the leased premises, and proof of mailing or posting of those notices to the leased premises will be deemed the equivalent of personal service on Lessee. All notices to either party shall be sent by certified or registered mail, return receipt requested.

     17. CAPTIONS. The captions and paragraphs or letters appearing in this lease are inserted only as a matter of convenience and in no way define, limit, construe, or describe the scope or intent of the sections or articles of this lease or affect this lease in any way.

     18.  FLORIDA  LAWS.  The  laws  of  the  State  of  Florida,   as  to  both
interpretations and performance will govern this lease.

     19. ENTIRE AGREEMENT. This lease sets forth all the promises, agreements, conditions, and understandings between Lessor and Lessee relative to the lease premises. There are no other promises, agreements, conditions, or understandings, either oral or written, between them. No subsequent alternation, amendment, change, or addition to this lease will be binding on Lessor or Lessee unless in writing and signed by them and made a part of this lease by direct reference.

     20. TERMS INCLUSIVE. As used herein, the terms "Lessor" and "Lessee" include the plural whenever the context requires or admits.



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     21.  REPRESENTATIVES  BOUND HEREBY. The terms of this lease will be binding on the respective successors, representatives, and assigns of the parties.


     IN WITNESS WHEREOF, Lessor and Lessee have duly executed this Lease Agreement on June 2, 1999.

Signed in our presence as witnesses:

                                      LESSEE

/s/ Dawn M.  Miller                   /s/ Henry T. Clements
-------------------------             --------------------------------------
Witness                               Clements Citrus Sales of Florida, Inc.
                                      Henry T. Clements, Jr., President


/s/ Dawn M.  Miller                   /s/ Edward M. Sellian
-------------------------             --------------------------------------
Witness                               Edward M. Sellian